UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 23, 2005

VICURON PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31145	04-3278032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

455 South Gulph Road, Suite 305, King of Prussia PA 19406

(Address of principal executive offices) (Zip Code)

(610) 205-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On June 23, 2005, at the request of the Italian regulatory authorities, Vicuron Pharmaceuticals Inc. (“Vicuron”) issued a press release in Italy providing additional information regarding the proposed merger with Pfizer Inc. (“Pfizer”) announced on June 15, 2005. The full text of an English translation of the press release is attached as Exhibit 99.1 to this Current Report.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements that predict or describe future events or trends. Words such as “believes,” “anticipates,” “plans,” “expects,” “will,” “intends” and similar expressions are intended to identify forward-looking statements. The matters described in these forward-looking statements are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond Vicuron’s control, which may cause actual results to differ materially and adversely from any future results, performance or achievement expressed or implied by such forward-looking statements. Such factors include, without limitation, the possibilities that clinical trials and the results thereof might be delayed or unsuccessful, that the timing of the filing of any amendment to any new drug application or any amendment to a new drug application might be delayed, that clinical trials might indicate that a product candidate is unsafe or ineffective, that the FDA might require additional information to be submitted and additional actions to be taken before Vicuron will make any decision, that any filed new drug application may not be approved by the FDA, that ongoing proprietary and collaborative research might not occur or yield useful results, that the pipeline may not yield a new clinical candidate or a commercial product, that a third party may not be willing to license product candidates on terms acceptable to it or at all, that competitors might develop superior substitutes for Vicuron’s products or market these competitive products more effectively, that one or more of Vicuron’s product candidates may not be commercialized successfully, and that the merger with Pfizer may be delayed or not consummated for a variety of reasons, including, without limitation, the failure of a closing condition, the failure to obtain approval from the Vicuron stockholders or the applicable regulatory authorities. The reports that Vicuron files with the U.S. Securities and Exchange Commission contain a fuller description of these and many other risks to which Vicuron is subject. Because of those risks, Vicuron’s actual results, performance or achievements may differ materially from the results, performance or achievements contemplated by its forward-looking statements and the merger may not be consummated. The information set forth in this report represents management’s current expectations and intentions. Vicuron assumes no responsibility to issue updates to the forward-looking matters discussed in this report.

Item 8.01. Other Events.

On June 23, 2005, at the request of the Italian regulatory authorities, Vicuron issued a press release in Italy providing additional information regarding the proposed merger with Pfizer announced on June 15, 2005. Please see Item 7.01 above.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Document
99.1	Text of press release issued by Vicuron Pharmaceuticals Inc., dated June 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VICURON PHARMACEUTICALS INC.
(Registrant)

Date: June 23, 2005	By:	/s/ George F. Horner III
George F. Horner III
President and Chief Executive Officer